Exhibit 24

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Luke R. Corbett
Luke R. Corbett,
Chief Executive Officer and Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ William E. Bradford
William E. Bradford, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in her name, place and stead, in her capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Sylvia A. Earle
Sylvia A. Earle, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ David C. Genever-Watling
David C. Genever-Watling, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Martin C. Jischke
Martin C. Jischke, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Robert O. Lorenz
Robert O. Lorenz, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Michael Portillo
Michael Portillo, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Leroy C. Richie
Leroy C. Richie, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ William F. Wallace
William F. Wallace, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in her name, place and stead, in her capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Farah M. Walters
Farah M. Walters, Director

KERR-McGEE CORPORATION

POWER OF ATTORNEY

WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Gregory F. Pilcher, John M. Rauh and Robert M. Wohleber, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 8, 2006.

/s/ Ian L. White-Thomson
Ian L. White-Thomson, Director